INVESTMENT BANKING                                  A D V A N C I N G  I D E A S




                                       Minneapolis
                                        Menlo Park
                                           Seattle
                                           Chicago
                                     San Francisco
                                       Los Angeles
PROJECT FOREST                            New York
SEPTEMBER 29, 2000                          London
                                            Geneva
                                          Tel Aviv

                                 -----------------------------------------------




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TABLE OF CONTENTS
--------------------------------------------------------------------------------

Situation Overview                                      1

Selected Statistics                                     2

Valuation Matrix                                        3



APPENDICES
----------
Comparable Public Company Analysis Detail               A
Comparable M&A Transactions                             B
Suitor Acquisition Histories                            C




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                                                    A D V A N C I N G  I D E A S







                               SITUATION OVERVIEW

SUMMARY OF DISCUSSIONS
--------------------------------------------------------------------------------


 .  Citigroup / Salomon Smith Barney

      - Meetings held on September 20th and 21st, including one due diligence (1/2 day) meeting.

      -  Non-disclosure agreement signed on September 20th.

      -  Potentially bidding on alternative market maker.

      -  Invitation to submit offer sent to SSMB on September 26.

      - SSMB on September 27 indicated that they are not in a position to submit an indication of interest, and that they are still reviewing "build vs. buy" strategies internally.


 .  Deutsche Bank

      - Announced closing of strategic investment with Swan on June 15, 2000 to acquire 3,000,000 shares for $45.31, or 16% total interest of Swan.

      - Several conversations with DB. Substantial due diligence conducted with private placement.

      -  Non-disclosure agreement signed on September 25th.

      - Indication from DB on September 28th regarding a submission of an offer week of October 2nd.





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                                                    A D V A N C I N G  I D E A S






                              SELECTED STATISTICS

SELECTED STATISTICS
($ in 000's, except per share data)

                                                                        Swan         Deutsche Bank (1)    Citigroup
                                                                        ----         ------------- ---    ---------
 STOCK PRICE (AS OF 9/27/00)
  -- Last Close                                                         $28.94            $84.21             $52.38
  -- 30 Day Average                                                     $33.69            $85.08             $55.46
  -- 60 Day Average                                                     $34.22            $84.53             $55.16
  -- 90 Day Average                                                     $34.30            $81.30             $53.41
  -- 180 Day Average                                                    $33.34            $75.27             $49.85
 IN THE 52 WEEK PERIOD ENDING 9/27/00, THE STOCK HAS TRADED AT:
  -- A Low Of                                                           $20.38            $53.77             $31.55
  -- A High Of                                                          $59.25            $90.53             $59.13
  -- An Average Daily Volume Of (in 000s)                                  401             8,116             13,247
 SUMMARY CAPITALIZATION:
  Common Stock Outstanding (2)                                          21,371           616,581          4,608,255
  Last Close                                                            $28.94            $84.21             $52.38
                                                                   --------------------------------------------------
  MARKET CAPITALIZATION                                               $618,416       $51,922,610       $241,357,358
                                                                   --------------------------------------------------
                                     Less: Cash (2)                   $391,093       $18,615,789        $12,229,000
                                     Plus: Debt and Preferred (2)           $0      $161,104,386       $103,080,000
  COMPANY VALUE                                                       $227,323      $194,411,207       $332,208,358
                                                                   ============    ==============     ===============
 ESTIMATES SUMMARY: (3)
  LTM Revenue (4)                                                     $400,860       $24,579,825        $61,675,000
  CY 2000 Revenue Estimate (5)                                        $411,700       $20,705,412        $68,000,000
  CY 2001 Revenue Estimate (5)                                        $518,800       $21,604,096        $78,000,000
  LTM EPS                                                                $1.76             $7.40              $2.51
  CY 2000 EPS Estimate (5)                                               $1.63             $4.27              $2.73
  CY 2001 EPS Estimate (5)                                               $1.84             $4.74              $3.04
 Multiples:
  LTM EPS                                                                 16.4x             11.4x              20.9x
  CY 2000 EPS                                                             17.8x             19.7x              19.2x
  CY 2001 EPS                                                             15.7x             17.8x              17.2x
  Book Value                                                               1.4x              2.3x               4.7x
 Research Coverage
  Number of Analysts                                                         5                49                 27
  Strong Buys/Buys                                                           3                31                 23
  Consensus 12-month Price Target                                       $43.50            $87.72             $78.00
 Institutional Ownership as a % of Common Shares Outstanding              46.0%             77.0%              45.4%
 Approximate Number of Employees                                           900            94,000            109,000
 Primary Stock Exchange                                                   NYSE           Frankfurt             NYSE

 (1) Assumes Exchange rate on 9/27/00: U.S. $1.00 = 1.14 Euros.
 (2) Fully diluted shares and balance sheet information per latest 10-Q filings; treasury method applied when data available.
 (3) Revenue and EPS estimates for Swan per U.S. Bancorp Piper Jaffray; other Revenue and EPS estimates per consensus estimates.
 (4) Includes net income from investments.
 (5) Swan's fiscal year ends May 30; calendar year calculations for Swan are for twelve months ending November 30.





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RELATIVE PRICE INDEX CHART
9/27/99 - 9/27/00





                                  [LINE GRAPH]






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DEUTSCHE BANK SELECTED RESEARCH ANALYST COMMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               12-Month
                                                                                                                Price
Investment Bank                                               Analyst Name                  Rating              Target         Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Market               $88       August 6
J.P. Morgan                                                   Stuart Graham                 Performer
                                           "DEUTSCHE HAS BUILT THE CLOSEST THING TO A BULGE BRACKET
                                               INVESTMENT BANKING FRANCHISE AT A EUROPEAN FIRM."

                                                                                            Neutral              $88        April 6
BNP Paribas Group                                             Michael Kunz
                           "DEUTSCHE AND DRESDNER ABANDONED THEIR ENVISAGED MERGER BECAUSE THEY COULD NOT
                              AGREE UPON THE INTEGRATION OF KLEINWORT BENSON. DEUTSCHE'S REPUTATION HAS
                              SUFFERED, SINCE A BANK THAT PRIDES ITSELF WITH EXPERTISE IN M&A ADVISORY
                              APPARENTLY HAS ANNOUNCED A MERGER THAT HAD NOT BEEN PLANNED THOROUGHLY."

Oppenheim Research (Gr.)                                       Metehan Sen                  Buy                  $83       August 4
                         "AMONG ITS EUROPEAN RETAIL PEERS, DEUTSCHE BANK WILL BE THE RETAIL CHAMPION WITH
                           REGARD TO GEOGRAPHIC REACH AND STRATEGIC AMBITIONS, WITH OTHER BANKS BEING SET-
                                                   UP MORE OR LESS ON A NATIONAL BASIS."





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CITIGROUP SELECTED RESEARCH ANALYST COMMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               12-Month
                                                                                                                Price
Investment Bank                                               Analyst Name                  Rating              Target         Date
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Alex. Brown                                   George A. Bicher              Strong Buy            $85         July 24
                                 "WE EXPECT CITIGROUP TO SUSTAIN OPERATING PROFITABILITY
                                  AND GROWTH AMONG THE HIGHEST LEVELS FOR ALL FINANCIAL
                                                            SERVICES COMPANIES."

                             "CITIGROUP CONTINUES TO ENJOY RISING OPERATING MARGINS ACROSS MOST BUSINESS
                             UNITS AS HIGHER REVENUES HAVE COMBINED WITH EXPENSE CONTROL AND STABLE CHARGE-
                               OFFS. IN OUR OPINION, THIS OPERATING PERFORMANCE WITH SIGNIFICANT REVENUE
                              VISIBILITY HAS SCARCITY VALUE AMONG FINANCIAL SERVICES STOCKS AND IS WHY THE
                                    COMPANY IS LIKELY TO FURTHER ENHANCE ITS PREMIUM VALUATION."


Donaldson, Lufkin & Jenrette                                  Joan S. Solotar             Buy                   $72         June 15
                                       "WE LOOK FOR CONTINUING MARGIN EXPANSION, MARKET SHARE
                                         GAINS, AND OVERALL GROWTH OF THE MARKETS TO EQUATE TO
                                                   DOUBLE-DIGIT ORGANIC GROWTH FOR CITIGROUP".


ING Barings                                                   Ernest G. Jacob             Strong Buy            $78         June 12
                                       "WE THINK THE MARKET IS LIKELY TO BECOME MORE CONFIDENT IN
                                       THE COMPANY'S ABILITY TO PRODUCE CONSISTENT EPS GROWTH EVEN
                                       THOUGH TWO PIECES OF ITS EARNINGS, SALOMON SMITH BARNEY AND
                                            INVESTMENT ACTIVITIES, ARE INHERENTLY VOLATILE."

TOP MARKET MAKERS IN DEUTSCHE BANK AND CITIGROUP
9/27/99 - 9/27/00

  DEUTSCHE BANK AG                           VOLUME    % OF   # OF  CITIGROUP                          VOLUME    % OF    # OF
  BROKER                                     (000S)   TOTAL    TRD  BROKER                             (000S)   TOTAL     TRD

  DEUTSCHE BANC ALEX. BROWN.                649,272   60.74    253  MERRILL LYNCH, PIERCE FENNER &    253,172   11.33    2402
  ABN-AMRO                                   59,059    5.53   1068  CREDIT SUISSE FIRST BOSTON        205,100    9.18    2634
  DRESDNER KLEINWORT BENSON                  57,467    5.38    148  MORGAN STANLEY & COMPANY, INC.    152,256    6.81    1320
  LEHMAN BROTHERS, INC.                      39,747    3.72    260  GOLDMAN, SACHS & COMPANY          135,076    6.05    1123
  COMMERZ BANK                               37,331    3.49    254  LEHMAN BROTHERS, INC.             108,787    4.87     660
  GOLDMAN, SACHS & COMPANY                   33,795    3.16    543  J.P. MORGAN SECURITIES INC.       101,281    4.53     872
  HSBC SECURITIES                            29,588    2.77    217  KNIGHT/TRIMARK GROUP INC.          98,734    4.42    2002
  MERRILL LYNCH, PIERCE FENNER &             29,181    2.73    599  DONALDSON, LUFKIN & JENRETTE       98,346     4.4    1370
  MORGAN STANLEY & COMPANY, INC.             25,527    2.39     67  DEUTSCHE BANC ALEX. BROWN.         88,168    3.95     956
  SALOMON SMITH BARNEY INC.                  18,605    1.74     73  UBS WARBURG                        85,118    3.81     875
  J.P. MORGAN SECURITIES INC.                17,223    1.61    101  LYNCH JONES & RYAN/INSTINET        76,645    3.43     338
  DONALDSON, LUFKIN & JENRETTE               16,536    1.55     86  BEAR STEARNS AND COMPANY           75,855     3.4    2160
  CREDIT SUISSE FIRST BOSTON                 14,770    1.38     58  PAINEWEBBER INC.                   67,272    3.01     922
  UBS WARBURG                                13,142    1.23    100  BANC OF AMERICA SECURITIES LLC     59,881    2.68     945
  PARIBAS CORPORATION                        11,014    1.03     87  CHASE H&Q                          49,904    2.23    1070
  BEAR STEARNS AND COMPANY                    6,195    0.58    154  SG COWEN SECURITIES CORP.          47,471    2.12    1035
  JEFFERIES & COMPANY, INC.                   2,483    0.23     16  PRUDENTIAL SECURITIES, INC.        44,958    2.01     706
  CANTOR, FITZGERALD & CO., INC.              1,776    0.17     32  SANFORD C. BERNSTEIN COMPANY,      41,308    1.85     860
  WESTLB PANMURE LIMITED                      1,410    0.13     25  ITG, INC.                          30,178    1.35     442
  TIR SECURITIES                              1,293    0.12     41  ROBERTSON STEPHENS                 28,836    1.29     530
  SOCIETE GENERALE                            1,050     0.1     77  OTA LIMITED PARTNERSHIP.           28,765    1.29     179
  CREDIT LYONNAIS                               957    0.09     85  FIDELITY CAPITAL MARKETS           25,647    1.15     186
  ROBERT FLEMING, INC.                          910    0.09     17  ING BARINGS LLC                    24,000    1.07     330
  INSTINET CORPORATION                          226    0.02      1  CIBC WORLD MARKETS                 17,990    0.81     493
  SCHRODER & CO.                                180    0.02      3  WIT SOUNDVIEW                      14,538    0.65     227
  ALL OTHER BROKERS = 7                         173    0.02     63  ALL OTHER BROKERS = 126           274,935   12.31   6,876
  TOTAL BROKERS = 32                      1,068,908     100  4,428  TOTAL BROKERS = 151             2,234,218     100  31,513

-------------------------------
Source: Autex/BlockDATA
-------------------------------



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DEUTSCHE BANK PRICE VOLUME CHART
9/27/99 - 9/27/00





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CITIGROUP INC. PRICE VOLUME CHART
9/27/99 - 9/27/00





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                                                    A D V A N C I N G  I D E A S







                                VALUATION MATRIX

VALUATION MATRIX


                                                                Acquisition Price
                    --------------------------------------------------------------------------------------------------------------
                     $49.00   $50.00   $51.00   $52.00   $53.00   $54.00   $55.00   $56.00   $57.00   $58.00    $59.00    $60.00
                    --------------------------------------------------------------------------------------------------------------
Premium to Swan
  Stock Price (1)
   1 Day               69.3%    72.8%    76.2%    79.7%    83.2%    86.6%    90.1%    93.5%    97.0%   100.4%    103.9%    107.3%
   1 Week              53.4%    56.6%    59.7%    62.8%    65.9%    69.1%    72.2%    75.3%    78.5%    81.6%     84.7%     87.9%
   1 Month             35.4%    38.2%    40.9%    43.7%    46.5%    49.2%    52.0%    54.7%    57.5%    60.3%     63.0%     65.8%
   10-Day Avg          47.8%    50.9%    53.9%    56.9%    59.9%    62.9%    65.9%    69.0%    72.0%    75.0%     78.0%     81.0%
   20-Day Avg          46.4%    49.4%    52.4%    55.4%    58.4%    61.3%    64.3%    67.3%    70.3%    73.3%     76.3%     79.3%

% 52-Week High         82.7%    84.4%    86.1%    87.8%    89.5%    91.1%    92.8%    94.5%    96.2%    97.9%     99.6%    101.3%

Multiple of:
   LTM Revenue         1.7x     1.7x     1.8x     1.8x     1.9x     2.0x     2.0x     2.1x     2.1x     2.2x      2.2x      2.3x
   CY 2000 Revenue     1.6x     1.7x     1.7x     1.8x     1.8x     1.9x     2.0x     2.0x     2.1x     2.1x      2.2x      2.2x
   CY 2001 Revenue     1.3x     1.3x     1.4x     1.4x     1.5x     1.5x     1.6x     1.6x     1.6x     1.7x      1.7x      1.8x

   LTM EPS            27.8x    28.4x    29.0x    29.5x    30.1x    30.7x    31.3x    31.8x    32.4x    33.0x     33.5x     34.1x
   CY 2000 EPS        30.1x    30.7x    31.3x    31.9x    32.5x    33.1x    33.7x    34.4x    35.0x    35.6x     36.2x     36.8x
   CY 2001 EPS        26.6x    27.2x    27.7x    28.3x    28.8x    29.3x    29.9x    30.4x    31.0x    31.5x     32.1x     32.6x

   Book Value          2.4x     2.4x     2.5x     2.5x     2.6x     2.6x     2.7x     2.7x     2.8x     2.8x      2.9x      2.9x


(1) Swan's closing stock price on 9/27/00 = $28.94.



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HISTORICAL TRADING ANALYSIS OF SWAN
6/22/99 - 9/27/00 (1)



--------------------------------------
          Trading Data
--------------------------------------

           Price      Percentage
           Range        Traded

Less than  $24.00          4%
Less than  $28.00         23%
Less than  $32.00         38%
Less than  $36.00         58%
Less than  $40.00         67%
Less than  $44.00         70%
Less than  $48.00         80%
Less than  $52.00         84%
Less than  $56.00         91%
Less than  $60.00        100%



* The Weighted Average Stock Price is $37.59

               [BAR GRAPH]

(1) 6/22/99 was the date of Swan's Secondary Offering


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                                                    A D V A N C I N G  I D E A S






                                   APPENDIX A:

                   PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL

PUBLIC COMPARABLE COMPANY ANALYSIS - SWAN

                                                                      ----------------
                                                                      Online Brokers/
                                                                      Market Makers(1)
                                                                      ----------------

                                             ------------------
                                                    SWAN              MEAN      MEDIAN
                                             ------------------       ----      ------

   SELECTED LTM OPERATING DATA:

Revenues (in Millions)                            $400.9          $1,492.1      $904.5
Operating Margin                                    14.9%             27.8%       27.9%
Net Margin                                           7.7%             15.8%       17.5%

Historical Two-Year Revenue Growth                  66.7%             65.7%       72.3%
Historical Two-Year EPS Growth                      60.0%             32.9%       36.1%

Projected Five-Year EPS Growth                      55.0%             26.7%       25.5%

Total Debt/Capital                                   0.0%             28.8%       28.4%


SELECTED VALUATION DATA:

P/E Ratios:
  LTM                                              16.4x             28.8x       20.8x
  2000 Calendar Estimate                           17.8x             26.4x       19.1x
  2001 Calendar Estimate                           15.7x             26.3x       20.7x

P/B Ratio                                           1.4x              6.6x        5.3x

Company Value/LTM Operating Income                  3.8x             18.8x       19.3x

Market Capitalization (in Millions) (2)           $618.4          $8,718.6    $3,688.1




(1) Comparable Companies Include: amtd, dir, egrp, itg, nite, lab, sch, twe
(2) Market capitalization is on a fully diluted basis; treasury stock method applied.



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PUBLIC COMPARABLE COMPANY ANALYSIS - POTENTIAL BUYERS

                                                                                               --------------------
                                                                                                    Traditional
                                                                                                    Brokers (1)
                                                    -------------     ---------                --------------------
                                                    DEUTSCHE BANK     CITIGROUP                MEAN          MEDIAN
                                                    -------------     ---------                ----          ------

   SELECTED LTM OPERATING DATA:
   ----------------------------
   Revenues (in Millions)                              $24,579.8      $61,675.0              $16,983.4      $17,106.0
   Operating Margin                                        29.6%          29.8%                  27.4%          30.0%
   Net Margin                                              16.4%          18.9%                  16.3%          14.5%

   Historical Two-Year Revenue Growth                      95.8%           6.5%                  16.4%          11.6%
   Historical Two-Year EPS Growth                          14.5%          28.3%                  18.6%          12.7%

   Projected Five-Year EPS Growth                          10.9%          14.1%                  13.1%          13.5%

   Total Debt/Capital                                      87.5%          69.1%                  86.0%          93.0%


   SELECTED VALUATION DATA:
   -------------------------

   P/E Ratios:
     LTM                                                   11.4x          20.9x                  17.7x          17.0x
     2000 Calendar Estimate                                19.7x          19.2x                  17.3x          17.0x
     2001 Calendar Estimate                                17.8x          17.2x                  16.1x          16.0x

   P/B Ratio                                                2.3x           4.7x                   4.1x           3.5x

   Company Value/LTM Operating Income                      26.7x          18.3x                  24.3x          23.2x

   Market Capitalization (in Millions) (2)             $51,922.6     $241,357.4              $54,952.1      $53,785.6



   (1) Comparable Companies Include: axp, dlj, fbf, gs, leh, mer, mwd, wfc
   (2) Market capitalization is on a fully diluted basis; treasury stock method applied.



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     PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - SWAN

                                              ---------------------------------------------------------
                                                        Latest Twelve Months ("LTM") Data
                                              ---------------------------------------------------------                AVERAGE
                                              LTM                              OPERATING           NET      MARKET     DAILY
     TICKER                                  QUARTER              OPERATING      MARGIN    NET    MARGIN    VALUE      VOLUME
     SYMBOL                 COMPANY           DATE       REVENUES  INCOME (1)     (%)    INCOME    (%)     OF EQUITY   (000S)
     ------                 -------           ----       --------  ----------     ---    ------    ---     ---------   ------
     ONLINE BROKERS / MARKET MAKERS
     amtd  Ameritrade Hldg Corp -Cl A         6/00         $586.8     $47.2       8.0    ($23.1)    NM    $2,985.9    2,890.7
     dir   Dljdirect                          6/00         $329.4     $13.1       4.0      $1.7     0.5    $ 648.0      336.2
     egrp  E Trade Group Inc                  6/00       $1,587.1    $308.1      19.4    ($49.0)    NM    $5,066.3    6,393.0
     itg   Investment Technology Gp Inc       6/00         $281.7    $109.0      38.7     $62.3    22.1   $1,271.6      154.2
     nite  Knight Trading Group Inc           6/00       $1,222.3    $474.9      38.8    $284.0    23.2   $4,390.2    4,588.8
     lab   Labranche & Co Inc                 6/00         $263.9    $152.8      57.9    $ 63.4    24.0   $1,414.6      112.7
     sch   Schwab (Charles) Corp              6/00       $6,196.6  $2,004.8      32.4    $732.2    11.8  $47,083.2    5,710.3
     twe   Td Waterhouse Grp Inc              7/00       $1,469.1    $345.9      23.5    $189.1    12.9   $6,888.6      567.7

           --------------------------------------------------------------------------------------------------------------------
           Mean                                                                  27.8              15.8
           Median                                                                27.9              17.5
           --------------------------------------------------------------------------------------------------------------------

           Swan                               8/00        $400.9      $59.8      14.9     $30.9     7.7     $618.4      401.1

                                                                    9/27/00
                                                                     STOCK     -------------------
                                              LTM        STOCK      PRICE AS   52 WEEK PRICE RANGE
     TICKER                                  QUARTER     PRICE      A % OF 52  -------------------
     SYMBOL                 COMPANY           DATE      9/27/00     WEEK HIGH   LOW       HIGH
     ------                 -------           ----      -------     ---------   ---       ----
     ONLINE BROKERS / MARKET MAKERS
     amtd  Ameritrade Hldg Corp -Cl A         6/00      $16.94       54.6%     $10.50 -  $31.00
     dir   Dljdirect                          6/00       $6.31       31.7%      $6.06 -  $19.94
     egrp  E Trade Group Inc                  6/00      $16.00       40.0%     $13.13 -  $40.00
     itg   Investment Technology Gp Inc       6/00      $38.88       73.8%     $17.81 -  $52.69
     nite  Knight Trading Group Inc           6/00      $33.81       56.3%     $21.69 -  $60.06
     lab   Labranche & Co Inc                 6/00      $29.06       77.5%      $9.06 -  $37.50
     sch   Schwab (Charles) Corp              6/00      $33.00       73.7%     $17.96 -  $44.75
     twe   Td Waterhouse Grp Inc              7/00      $18.13       67.1%     $11.44 -  $27.00

           ----------------------------------------------------------------
           Mean                                                      59.3%
           Median                                                    61.7%
           ----------------------------------------------------------------

           Swan                               8/00       $28.94      48.8%     $20.38 -  $59.25




           Financial data provided by Compustat Data Service.
           (1) Operating Income is figured after Depreciation and Amortization
           Analyst: DC




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   PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - SWAN

                                              ------------------------------- ------------  ---------------------------------------
                                                          P/E Ratios            P/B Ratio             Revenue Multiples
                                              ------------------------------- ------------  ---------------------------------------
                                          FISCAL  LATEST     2000     2001       MARKET      "COMPANY            "COMPANY  "COMPANY
                                          YEAR    TWELVE   CALENDAR  CALENDAR  CAP / BOOK  VALUE"/ LTM           VALUE"/     VALUE"/
                    COMPANY               END     MONTHS     YEAR     YEAR       VALUE       REVENUE             CY 2000    CY 2001
                    -------               ---     ------     ----     ----       -----       -------             -------    -------

   ONLINE BROKERS / MARKET MAKERS
   ------------------------------
   Ameritrade Hldg Corp -Cl A             9/99        NEG       NM    16.3x      13.9x        5.2x                 4.9x     3.3x
   Dljdirect                             12/99         NM       NM    39.5x       2.6x        1.3x                 1.2x     0.9x
   E Trade Group Inc                      9/99        NEG      NEG    43.2x       2.7x        5.3x                 6.0x     4.2x
   Investment Technology Gp Inc          12/99      20.8x    19.1x    16.1x       7.6x        4.1x                 3.8x     3.2x
   Knight Trading Group Inc              12/99      14.5x    13.5x    12.2x       6.2x        3.0x                 2.7x     2.3x
   Labranche & Co Inc                    12/99      20.3x    17.5x    15.8x       4.3x        6.2x                   NA       NA
   Schwab (Charles) Corp                 12/99      56.7x    50.4x    42.3x      12.4x        7.3x                 7.8x     6.8x
   Td Waterhouse Grp Inc                 10/99      31.8x    31.8x    25.2x       3.1x        4.5x                 4.2x     3.7x
   ------------------------------------------------------------------------------------------------------------------------------
   MEAN                                             28.8x    26.4x    26.3x       6.6x        4.6x                 4.4x     3.5x
   MEDIAN                                           20.8x    19.1x    20.7x       5.3x        4.9x                 4.2x     3.3x
   ------------------------------------------------------------------------------------------------------------------------------

   Swan (2)                               5/00      16.4x    17.8x    15.7x       1.4x        0.6x                 0.6x     0.4x

                                                                ------------------------------ --------------------
                                                                 Actual and Projected EPS (1)  Revenue Estimates
                                                    "COMPANY    ------------------------------ --------------------
                                          FISCAL   VALUE"/ LTM                2000    2001      2000        2001
                                          YEAR      OPERATING       EPS    CALENDAR CALENDAR  CALENDAR    CALENDAR
                    COMPANY               END       INCOME         (LTM)     YEAR     YEAR      YEAR        YEAR
                    -------               ---       ------         -----     ----     ----      ----        ----

   Online Brokers / Market Makers
   ------------------------------
   Ameritrade Hldg Corp -Cl A             9/99          NM        ($0.12)    $0.04    $1.04       $623       $924
   Dljdirect                             12/99       33.6x         $0.02     $0.02    $0.16       $378       $477
   E Trade Group Inc                      9/99       27.3x        ($0.25)   ($0.14)   $0.37     $1,403     $2,020
   Investment Technology Gp Inc          12/99       10.6x         $1.87     $2.04    $2.42       $300       $358
   Knight Trading Group Inc              12/99        7.8x         $2.33     $2.51    $2.77     $1,382     $1,613
   Labranche & Co Inc                    12/99       10.7x         $1.43     $1.66    $1.84         NA         NA
   Schwab (Charles) Corp                 12/99       22.5x         $0.58     $0.66    $0.78     $5,751     $6,647
   Td Waterhouse Grp Inc                 10/99       19.3x         $0.57     $0.57    $0.72     $1,582     $1,827
   --------------------------------------------------------
   MEAN                                              18.8x
   MEDIAN                                            19.3x
   --------------------------------------------------------

   Swan (2)                               5/00        3.8x        $1.76      $1.63    $1.84      $412       $519


   (1) Estimates provided as of 9/27/00 by IBES.
   (2) Estimates provided by U.S. Bancorp Piper Jaffray Research.


                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - SWAN

                                                                                           FISCAL YEAR END
                                                                                               COMPOUND
                                                    -----------------------------------        REVENUE %
                                                                Revenues                    GROWTH RATES (1)
                                        LATEST      -----------------------------------      (-2 YEARS TO
     COMPANY                            YEAR         -2 YEARS    -1 YEAR    LATEST YEAR      LATEST YEAR)
     -------                            ----         --------    -------    -----------      ------------

   ONLINE BROKERS / MARKET MAKERS
   Ameritrade Hldg Corp -Cl A             9/99        $92.2       $158.3        $315.2            84.9
   Dljdirect                             12/99        $67.2       $117.9        $238.1            88.2
   E Trade Group Inc                      9/99        $234.1      $335.8        $694.8            72.3
   Investment Technology Gp Inc          12/99        $137.0      $212.2        $232.0            30.1
   Knight Trading Group Inc              12/99        $226.6      $355.8        $800.8            88.0
   Labranche & Co Inc                    12/99        $ 67.6      $126.4        $201.0            72.4
   Schwab (Charles) Corp                 12/99      $2,845.2    $3,388.1      $4,713.2            28.7
   Td Waterhouse Grp Inc                 10/99        $446.6      $614.5      $1,153.1            60.7

---------------------------------------------------------------------------------------------------------
   Mean                                                                                           65.7
   Median                                                                                         72.3
----------------------------------------------------------------------------------------------------------

   Swan                                   5/00        $  138.8    $ 207.9    $   385.8            66.7

                                                                                       FISCAL YEAR END
                                             -------------------------------             COMPOUND             5-YEAR
                                                    Earnings Per Share                  GROWTH RATES(1)     ESTIMATED
                                     LATEST  -------------------------------             (-2 YEARS TO          EPS%
     COMPANY                         YEAR           -2 YEARS   -1 YEAR       LATEST YEAR  LATEST YEAR)     GROWTH RATE
     -------                         ----           --------   -------       -----------  ------------     -----------

   Online Brokers / Market Makers
   Ameritrade Hldg Corp -Cl A          9/99           $0.08      $0.00          $0.07          -8.3            34.8
   Dljdirect                          12/99              NA         NA          $0.07            NA            33.0
   E Trade Group Inc                   9/99           $0.10     ($0.01)        ($0.23)           NM            35.3
   Investment Technology Gp Inc       12/99           $0.93      $1.48          $1.48          26.3            21.0
   Knight Trading Group Inc           12/99           $0.54      $0.70          $1.52          67.8            28.3
   Labranche & Co Inc                 12/99              NA      $0.06          $0.72            NA            17.3
   Schwab (Charles) Corp              12/99           $0.23      $0.29          $0.49          45.8            21.5
   Td Waterhouse Grp Inc              10/99              NA      $0.15          $0.28            NA            22.6

------------------------------------------------------------------------------------------------------------------------
   Mean                                                                                        32.9            26.7
   Median                                                                                      36.1            25.5
------------------------------------------------------------------------------------------------------------------------

   Swan                                5/00           $0.75     $1.30          $1.92           60.0            55.0


   (1) Calculated using three data
   points.




                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - SWAN


                                   --------------------------
                                           Book Value
                                   --------------------------
                                   QUARTERLY      QUARTERLY      RECENT     FULLY DILUTED
                                   INTANGIBLE    STOCKHOLDERS'   PRICE        SHARES             MARKET
     COMPANY                         ASSETS        EQUITY        9/27/00  X   (000S) (1)  =  CAPITALIZATION +
     -------                         ------        ------        -------      ----------     --------------

   ONLINE BROKERS / MARKET MAKERS
   ------------------------------
Ameritrade Hldg Corp -Cl A           $12.8          $215.4       $16.94          176,289        $2,985.9
Dljdirect                             $0.0          $245.4        $6.31          102,650          $648.0
E Trade Group Inc                     $0.0        $1,859.6       $16.00          316,647        $5,066.3
Investment Technology Gp Inc          $0.8          $167.3       $38.88           32,710        $1,271.6
Knight Trading Group Inc             $18.5          $706.1       $33.81          129,841        $4,390.2
Labranche & Co Inc                  $170.3          $326.5       $29.06           48,675        $1,414.6
Schwab (Charles) Corp                $45.1        $3,798.7       $33.00        1,426,763       $47,083.2
Td Waterhouse Grp Inc               $654.1        $2,187.6       $18.13          380,059        $6,888.6




   Swan                               $0.0          $450.8       $28.94           21,371          $618.4
                                   -------------------------------------------------------------
                                                     Latest Quarterly Data
                                   -------------------------------------------------------------

                                   LONG-TERM    SHORT-TERM   PREFERRED   CASH ON         "COMPANY
     COMPANY                         DEBT     +   DEBT     +   STOCK  - BALANCE SHEET  =   VALUE"
     -------                         ----         ----         -----  ---------------  -   ------

   ONLINE BROKERS / MARKET MAKERS
   ------------------------------
Ameritrade Hldg Corp -Cl A          $200.0        $35.0       $0.0        $147.4         $3,073.5
Dljdirect                             $0.0         $0.0       $0.0        $208.5           $439.5
E Trade Group Inc                 $3,538.6         $0.0       $0.0        $178.9         $8,426.1
Investment Technology Gp Inc          $0.0         $0.0       $0.0        $121.1         $1,150.5
Knight Trading Group Inc              $0.0         $0.0       $0.0        $701.5         $3,688.7
Labranche & Co Inc                  $361.7        $46.5       $0.0        $193.6         $1,629.2
Schwab (Charles) Corp               $829.1       $269.1       $0.0      $3,117.2        $45,064.2
Td Waterhouse Grp Inc             $1,148.8         $0.0      $11.9      $1,367.3         $6,682.0





   Swan                               $0.0         $0.0       $0.0        $391.1           $227.3



  (1) Fully diluted shares calculated using the treasury stock method.



                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

                                          PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - POTENTIAL BUYERS
                                   -------------------------------------------------------------------------
                                                        Latest Tweleve Months ("LTM") Data
                                   -------------------------------------------------------------------------

                                                   LTM                               OPERATING          NET      MARKET
   TICKER                                         QUARTER                OPERATING    MARGIN     NET    MARGIN   VALUE
   SYMBOL                    COMPANY                DATE       REVENUES   INCOME (1)   (%)      INCOME    (%)   OF EQUITY
   -------               ------------------     ----------    ----------  ---------- ---------   ------  ------  ---------
   TRADITIONAL BROKERS
   -------------------

   axp      American Express                         6/00     $21,430.0   $3,706.0    17.3     $2,650.0  12.4    $78,672.8
   dlj      Donaldson Lufkin & Jenrette              6/00     $ 6,430.2   $1,144.2    17.8     $  720.8  11.2    $15,044.7
   fbf      Fleetboston Financial Corp               6/00     $15,495.0   $4,336.0    28.0     $2,481.0  16.0    $35,756.3
   gs       Goldman Sachs Group Inc                  8/00     $16,648.0   $5,319.0    31.9     $1,676.2  10.1    $53,603.8
   leh      Lehman Brothers Holdings Inc             5/00     $ 6,724.0   $2,208.0    32.8     $1,511.0  22.5    $19,274.7
   mer      Merrill Lynch &                          6/00     $25,107.0   $5,004.0    19.9     $3,275.0  13.0    $53,967.3
   mwd      Morgan Stanley Dean Witter               8/00     $26,469.0   $9,272.0    35.0     $5,881.0  22.2   $105,547.1
   wfc      Wells Fargo & Co                         6/00     $17,564.0   $6,360.0    36.2     $3,981.0  22.7    $77,749.9


            MEAN                                                                      27.4               16.3
            MEDIAN                                                                    30.0               14.5

   c        Citigroup Inc (Salomon Smith Barney)     6/00     $61,675.0  $18,361.0    29.8     $11,652.0 18.9   $241,357.4
   dbk gr   Deutsche Bank (2)                        6/00     $24,579.8   $7,274.6    29.6      $4,024.6 16.4    $51,922.6


Public Comparable Company Analysis Detail - Potential Buyers

                                                                                   9/27/00
                                                             AVERAGE                STOCK
                                                   LTM       DAILY       STOCK     PRICE AS   52 WEEK  PRICE RANGE
   TICKER                                         QUARTER    VOLUME      PRICE    A % OF 52   --------------------
   SYMBOL                    COMPANY               DATE      (000S)     9/27/00   WEEK HIGH   LOW        HIGH
  -------                --------------------     -------   --------    -------   ---------  -------   -----------

   TRADITIONAL BROKERS
   -------------------

 asp       American Express                                 5,537.4    $58.63    94.2%    $39.83  -     $62.25
 dlj       Donaldson Lufkin & Jenrette                        597.4    $89.06    99.5%    $36.50  -     $89.50
 fbf       Fleetboston Financial Corp                       2,570.8    $38.94    88.4%    $25.13  -     $44.06
 gs        Goldman Sachs Group Inc.                         1,448.8   $107.06    80.1%    $57.94  -    $133.63
 leh       Lehman Brothers Holdings Inc                     1,217.2   $140.81    87.9%    $53.56  -    $160.25
 mer       Merrill Lynch & Co                               5,739.4    $63.50    85.1%    $31.19  -     $74.63
 mwd       Morgan Stanley Dean Witter                       3,741.7    $86.81    78.9%    $42.97  -    $110.00
 wfc       Wells Fargo & Co                                 4,123.7    $46.31    92.7%    $31.38  -     $49.94

           MEAN                                                                  88.4%
           MEDIAN                                                                88.1%

 c         Citigroup Inc. (Salomon Smith Barney)           13,238.1    $52.38    88.6%    $31.55  -     $59.13
 dbk gr    Deutsche Bank (2)                                6,370.9    $84.21    93.0%    $53.77  -     $90.53




   Financial data provided by Compustat Data Service.
  (1) Operating Income is figured after Depreciation and Amortization
  (2) Exchange rate of 1.14 euros per dollar applied for Deutsche Bank.



                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - POTENTIAL BUYERS

                                                       ---------------------------  ---------     -------------------------------
                                                               P/E Ratios           P/B Ratio          Revenue Multiples
                                                       ---------------------------  ---------     -------------------------------
                                             FISCAL    LATEST     2000      2001      MARKET      "COMPANY     "COMPANY   "COMPANY
                                              YEAR     TWELVE   CALENDAR  CALENDAR  CAP / BOOK   VALUE"/ LTM    VALUE"/    VALUE"/
     COMPANY                                  END      MONTHS     YEAR      YEAR      VALUE       REVENUE      CY 2000    CY 2001
-----------------------------------------    ------    ------   --------  --------    ------      -------      -------    -------

   TRADITIONAL BROKERS
   -------------------
   American Express                           12/99      30.1     28.3x      24.9x      7.5x        4.8x         4.6x       4.2x
   Donaldson Lufkin & Jenrette                12/99     17.9x     18.4x      17.8x      3.5x       12.2x        12.7x      11.8x
   Fleetboston Financial Corp                 12/99     12.3x     11.5x      10.5x      2.3x        4.3x         4.4x       4.2x
   Goldman Sachs Group Inc                    11/99      16.7     16.8x      15.9x      4.5x       13.6x        13.5x      12.3x
   Lehman Brothers Holdings Inc               11/99     11.6x     11.5x      11.3x      2.7x       32.3x        27.4x      25.1x
   Merrill Lynch & Co                         12/99     16.9x     16.3x      16.0x      3.4x       10.0x         9.4x       8.7x
   Morgan Stanley Dean Witter                 11/99     17.0x     17.3x      16.3x      5.8x       12.4x        11.6x       9.8x
   Wells Fargo & Co                           12/99      19.4     18.3x      16.0x      3.4x        6.7x         6.6x       6.1x

   ------------------------------------------------------------------------------------------------------------------------------
   MEAN                                                 17.7X     17.3X      16.1X      4.1X       12.0X        11.3X      10.3X
   MEDIAN                                               17.0X     17.0X      16.0X      3.5X       11.1X        10.5X       9.3X
   ------------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc (Salomon Smith Barney)       12/99     20.9x     19.2x      17.2x      4.7x        5.4x         4.9x       4.3x

   Deutsche Bank (2)                          12/99     11.4x     19.7x      17.8x      2.3x        7.9x         9.4x       9.0x
                                                    ---------------------------------    ----------------------
                                                       Actual and Projected EPS(1)         Revenue Estimates
                                        "COMPANY    ---------------------------------    ----------------------
                                        VALUE"/ LTM               2000         2001       2000          2001
                                        OPERATING      EPS      CALENDAR     CALENDAR    CALENDAR     CALENDAR
     COMPANY                             INCOME       (LTM)       YEAR         YEAR        YEAR         YEAR
------------------------------------    ---------   --------    --------     --------    ---------    ---------

   TRADITIONAL BROKERS
   -------------------
   American Express                        27.9x    $   1.95        2.07     $   2.35    $  22,357    $  24,895
   Donaldson Lufkin & Jenrette               NM     $   4.98        4.85     $   5.00    $   6,167    $   6,620
   Fleetboston Financial Corp              15.4x    $   3.16        3.39     $   3.73    $  15,065    $  15,888
   Goldman Sachs Group Inc                   NM     $   6.40        6.39     $   6.72    $  16,700    $  18,300
   Lehman Brothers Holdings Inc              NM     $  12.12       12.22     $  12.50    $   7,926    $   8,667
   Merrill Lynch & Co                        NM     $   3.75        3.89     $   3.98    $  26,630    $  28,582
   Morgan Stanley Dean Witter              35.5x    $   5.11        5.03     $   5.34    $  28,338    $  33,480
   Wells Fargo & Co                        18.5x    $   2.39        2.53     $   2.90    $  17,913    $  19,222

   ----------------------------------------------
   MEAN                                    24.3X
   MEDIAN                                  23.2X
   ----------------------------------------------
   Citigroup Inc (Salomon Smith Barney)    18.1x    $   2.51    $  $2.73     $   3.04    $  68,000    $  78,000

   Deutsche Bank (2)                       26.7x    $   7.40    $  $4.27     $   4.74    $  20,705    $  21,604


(1) Estimates provided as of 9/27/00 by IBES.
(2) Exchange rate of 1.14 euros per dollar applied for Deutsche Bank.


                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

         PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL - POTENTIAL BUYERS

                                                                                                              FISCAL YEAR END
                                                                                                                  COMPOUND
                                                               -------------------------------------------        REVENUE %
                                                                                    Revenues                  GROWTH RATES (1)
                                                 LATEST        --------------------------------------------     (-2 YEARS TO
                 COMPANY                          YEAR            -2 YEARS        -1 YEAR       LATEST YEAR      LATEST YEAR)
---------------------------------------------    ------        -------------     ----------    ------------    -----------------
   TRADITIONAL BROKERS
   -------------------
   American Express                               12/99       $  17,760.0      $  19,072.0     $  22,405.0          12.3
   Donaldson Lufkin & Jenrette                    12/99       $   7,499.5      $  8,452.4      $  10,395.8          17.7
   Fleetboston Financial Corp                     12/99       $   8,095.0      $  10,002.0     $  19,976.0          57.1
   Goldman Sachs Group Inc                        11/99       $  20,433.0      $  22,478.0     $  25,363.0          11.4
   Lehman Brothers Holdings Inc                   11/99       $  16,883.0      $  19,894.0     $  18,989.0           6.1
   Merrill Lynch & Co                             12/99       $  31,209.0      $  34,436.0     $  34,879.0           5.7
   Morgan Stanley Dean Witter                     11/99       $  27,132.0      $  31,131.0     $  33,928.0          11.8
   Wells Fargo & Co                               12/99       $  13,183.0      $  13,872.0     $  15,730.0           9.2

 ----------------------------------------------------------------------------------------------------------------------------
   MEAN                                                                                                             16.4
   MEDIAN                                                                                                           11.6
-----------------------------------------------------------------------------------------------------------------------------

   Citigroup Inc (Salomon Smith Barney)           12/99       $  72,306.0      $  76,431.0     $  82,005.0           6.5

   Deutsche Bank (2)                              12/99       $   4,858.8      $  11,672.8     $  18,631.6           95.8


                                                                                                              FISCAL YEAR END
                                                                                                                  COMPOUND
                                                               -------------------------------------------        REVENUE %
                                                                           Earnings Per Share                 GROWTH RATES (1)
                                                 LATEST        --------------------------------------------     (-2 YEARS TO
                 COMPANY                          YEAR            -2 YEARS        -1 YEAR       LATEST YEAR      LATEST YEAR)
---------------------------------------------    ------        -------------     ----------    ------------    -----------------
   Traditional Brokers
   -------------------
   American Express                               12/99       $   1.43        $  1.57         $   1.85               13.6
   Donaldson Lufkin & Jenrette                    12/99       $   3.59        $  2.93         $   4.03                6.0
   Fleetboston Financial Corp                     12/99       $   2.45        $  2.61         $   2.91                9.1
   Goldman Sachs Group Inc                        11/99             NA        $  2.62         $   5.69                 NA
   Lehman Brothers Holdings Inc                   11/99       $   4.72        $  5.37         $   8.53               34.4
   Merrill Lynch & Co                             12/99       $   2.82        $  1.72         $   3.50               11.5
   Morgan Stanley Dean Witter                     11/99       $   2.13        $  2.90         $   4.33               42.7
   Wells Fargo & Co                               12/99       $   1.78        $  1.18         $   2.26               12.7

---------------------------------------------------------------------------------------------------------------------------------
   MEAN                                                                                                              18.6
   MEDIAN                                                                                                            12.7
---------------------------------------------------------------------------------------------------------------------------------
   Citigroup Inc (Salomon Smith Barney)           12/99       $   1.35        $  1.25         $   2.21               28.3

   Deutsche Bank (2)                              12/99       $   2.84        $  2.78         $   3.73               14.5

                                                                 5-YEAR
                                                                ESTIMATED
                                                 LATEST           EPS %
                 COMPANY                          YEAR         GROWTH RATE
---------------------------------------------    ------        -----------
   Traditional Brokers
   -------------------
   American Express                               12/99           13.6
   Donaldson Lufkin & Jenrette                    12/99           10.8
   Fleetboston Financial Corp                     12/99           13.9
   Goldman Sachs Group Inc                        11/99           13.3
   Lehman Brothers Holdings Inc                   11/99           11.7
   Merrill Lynch & Co                             12/99           13.6
   Morgan Stanley Dean Witter                     11/99           14.3
   Wells Fargo & Co                               12/99           13.4

 -------------------------------------------------------------------------
   MEAN                                                           13.1
   MEDIAN                                                         13.5
---------------------------------------------------------------------------

   Citigroup Inc (Salomon Smith Barney)           12/99           14.1

   Deutsche Bank (2)                              12/99           10.9


(1) Calculated using three data points.
(2) Exchange rate of 1.14 euros per dollar applied for Deutsche Bank.



                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

PUBLIC COMPARABLE COMPANY ANALYSIS DETAIL -  POTENTIAL BUYERS

                                                         ------
                                                       Book Value
                                                         ------
                                         QUARTERLY     QUARTERLY        RECENT    FULLY DILUTED
                                         INTANGIBLE  STOCKHOLDERS'      PRICE        SHARES           MARKET
     COMPANY                               ASSETS        EQUITY        9/27/00 X   (000S) (1)  =   CAPITALIZATION
     -------                               ------        ------        ---------   ----------      --------------

   TRADITIONAL BROKERS
   -------------------
American Express                              $17.0     $10,509.0        $58.63   1,341,966         $78,672.8
Donaldson Lufkin & Jenrette                    $0.0      $4,317.2        $89.06     168,923         $15,044.7
Fleetboston Financial Corp                 $7,489.0     $15,217.0        $38.94     918,300         $35,756.3
Goldman Sachs Group Inc                    $1,604.0     $11,905.0       $107.06     500,678         $53,603.8
Lehman Brothers Holdings Inc                 $138.0      $7,096.0       $140.81     136,882         $19,274.7
Merrill Lynch & Co                         $4,952.0     $15,727.0        $63.50     849,879         $53,967.3
Morgan Stanley Dean Witter                     $0.0     $18,110.0        $86.81   1,215,806        $105,547.1
Wells Fargo & Co                          $13,701.0     $23,127.0        $46.31   1,678,810         $77,749.9




Citigroup Inc (Salomon Smith Barney)       $3,126.0     $51,576.0        $52.38   4,608,255        $241,357.4

Deutsche Bank (2)                          $2,113.2     $23,047.4        $84.21     616,581         $51,922.6

                                                    ---------------------------------------------------------
                                                                   Latest Quarterly Data
                                                    ---------------------------------------------------------

                                                     LONG-TERM     SHORT-TERM    PREFERRED       CASH ON          "COMPANY
                                                        DEBT    +     DEBT   +     STOCK    -  BALANCE SHEET    =  VALUE"
                                                        ----          ----         -----       -------------       ------

   TRADITIONAL BROKERS
   -------------------
   American Express                                 $ 5,336.0      $ 26,170.0        $ 0.0    $   6,841.0      $   103,337.8
   Donaldson Lufkin & Jenrette                      $ 7,558.5      $ 67,285.8      $ 375.0    $   12,021.8     $    78,242.2
   Fleetboston Financial Corp                       $ 27,733.0     $ 15,578.0      $ 566.0    $   12,755.0     $    66,878.3
   Goldman Sachs Group Inc                          $ 24,734.0     $157,033.0        $ 0.0    $   9,543.0      $   225,827.8
   Lehman Brothers Holdings Inc                     $ 34,243.0     $169,061.0      $ 850.0    $   5,991.0      $   217,437.7
   Merrill Lynch & Co                               $ 64,211.0     $158,500.0      $ 425.0    $   27,039.0     $   250,064.3
   Morgan Stanley Dean Witter                       $ 28,844.0     $211,731.0      $ 490.0    $   17,856.0     $   328,756.1
   Wells Fargo & Co                                 $ 27,424.0     $ 26,304.0      $ 265.0    $   14,168.0     $   117,574.9




   Citigroup Inc (Salomon Smith Barney)             $ 56,216.0    $ 45,089.0     $  1,775.0   $   12,229.0     $   332,208.4

   Deutsche Bank (2)                                $  161,104.4        $0.0        $ 0.0     $   18,615.8     $   194,411.2



   (1) Fully diluted shares calculated using the treasury stock method.
   (2) Exchange rate of 1.14 euros per dollar applied for Deutsche Bank.


                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

                                                    A D V A N C I N G  I D E A S




                               APPENDIX B:

                          COMPARABLE M&A TRANSACTIONS

COMPARABLE M&A ANALYSIS - FINANCIAL SERVICES/E-FINANCE

 DATE        DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                  TARGET BUSINESS DESCRIPTION                 ACQUIROR NAME
---------   ---------   -----------                  ---------------------------                 -------------
09/11/2000  Pending     Spear Leeds & Kellogg        Securities brokerage                        Goldman Sachs Group Inc
08/30/2000  Pending     Donaldson Lufkin & Jenrette  Investment bank and securities processing   Credit Suisse First Boston
06/05/2000  Pending     Herzog Heine Geduld          Security brokers, dealers                   Merrill Lynch & Co Inc
02/02/2000  03/31/2000  CyBerCorp                    Pvd online day-trading svcs                 Charles Schwab Corp
11/18/1999  01/12/2000  Arbitrade Holdings LLC       Pvd options market svcs                     Knight Trimark Group
06/01/1999  01/13/2000  TeleBanc Financial Corp,VA   Savings and loan holding co                 E*Trade Group Inc

                                                                        ----------------------------------------------------
                                                                                          Valuation Metrics
                                                                        ----------------------------------------------------
                               TARGET         TARGET
                                NET            NET
                 VALUE OF      SALES          INCOME         BOOK       TRANSACTION  TRANSACTION     TRANSACTION
 DATE          TRANSACTION      LTM            LTM           VALUE      VALUE / LTM  VALUE / LTM       VALUE /        1 DAY
ANNOUNCED        ($ MIL)       ($MIL)         ($MIL)        ($MIL)        SALES       NET INCOME        BOOK         PREMIUM
---------        -------       ------         ------        ------        -----       ----------        ----         -------
09/11/2000      $ 6,324.5    $3,600.00 (1)  $1,171.20 (1)  $1,916.5        1.8x          5.4x            3.3x           NA
08/30/2000      $18,312.5    $8,710.7  (2)  $  720.8  (2)  $4,317.2        2.1x         25.4x            4.2x          9.9%
06/05/2000      $   913.8    $  476.2  (3)  $   80.0  (3)     NA           1.9x         11.4x             NA            NA
02/02/2000      $   488.1    $   25.0       $    4.0          NA          19.5x          NM               NA            NA
11/18/1999      $   458.1    $   98.9  (4)  $   52.5  (4)     NA           4.6x          8.7x             NA            NA
06/01/1999      $ 1,474.6    $   74.0  (5)     ($0.4) (5)  $ 118.9        19.9x          NEG            12.4x         40.5%

                                                              --------------------------------------------------------------
                                                                High      19.9x        25.4x            12.4x         40.5%
                                                                Mean       8.3x        12.7x             6.6x         25.2%
                                                              Median       3.4x        10.1x             4.2x         25.2%
                                                                 Low       1.8x         5.4x             3.3x          9.9%
                                                              --------------------------------------------------------------
                ------------------------------------
                          Valuation Metrics
                ------------------------------------
                                         ACQUISITION
                                         PRICE AS %
 DATE           1 WEEK       1 MONTH      52-WEEK
ANNOUNCED       PREMIUM      PREMIUM       HIGH
---------       -------      -------       ----
09/11/2000         NA           NA           NA
08/30/2000       49.2%        70.4%        109.3%
06/05/2000         NA           NA           NA
02/02/2000         NA           NA           NA
11/18/1999         NA           NA           NA
06/01/1999       37.4%       -14.0%        123.2%

--------------------------------------------------
   High          49.2%        70.4%        123.2%
   Mean          43.3%        28.2%        116.2%
 Median          43.3%        28.2%        116.2%
    Low          37.4%       -14.0%        109.3%
--------------------------------------------------


(1) Financial data for Spear Leeds & Kellogg per Prudential equity research, for twelve months ended September 30, 2000.
(2) Net Sales and Net Income reflect the last twelve months ending June 30, 2000.
(3) Financial data for Herzog Heine Geduld per Salomon Smith Barney equity research, for twelve months ended December 31, 1999 and 2000; assumes a 40% tax rate.
(4) Assumes Arbitrade's nine months revenue of $74.2 MM and net income of $39.4 MM on an annualized basis.
(5)  Revene and Net Income data for twelve months ended June 30, 1999.

Data Source: SDC Platinum
1/1/96 - 9/28/00





MARKET MAKERS ONLY

                                                                                                                 VALUE OF
 DATE         DATE                                                                                              TRANSACTION
ANNOUNCED    EFFECTIVE    TARGET NAME              TARGET BUSINESS DESCRIPTION    ACQUIROR NAME                   ($ MIL)
---------    ---------    -----------              ---------------------------    -------------                   -------
09/11/2000   Pending      Spear Leeds & Kellogg    Securities brokerage           Goldman Sachs Group Inc       $    6,324.5
06/05/2000   Pending      Herzog Heine Geduld      Security brokers, dealers      Merrill Lynch & Co Inc        $     913.8
11/18/1999   01/12/2000   Arbitrade Holdings LLC   Pvd options market svcs        Knight Trimark Group          $     458.1


                                                                                                         -------------------------
                                                                                                             Valuation Metrics
                                                                                                         -------------------------
                                                                                            AVG. DAILY
                    NET             NET            NET       NET                              SHARE
                   SALES           SALES          INCOME    INCOME                           TRADING     TRANSACTION   TRANSACTION
 DATE               LTM             CY 1E          LTM      CY 1E          BOOK VALUE         VOLUME     VALUE / LTM   VALUE / CY
ANNOUNCED          ($MIL)          ($MIL)        ($MIL)     ($MIL)           ($MIL)          LTM (MIL)      SALES      '00E SALES
---------          ------         --------       ------     ------           ------          ---------      -----      ----------
09/11/2000       $ 3,600.00       NA    (1)    $1,171.20       NA        $ 1,916.52 (1)      96.8  (4)       1.8x          NA
06/05/2000       $   476.2      $ 553.6 (2)    $   80.0     $ 93.0           NA     (2)     149.1  (4)       1.9x         1.7x
11/18/1999       $    98.9        NA    (3)    $   52.5        NA            NA     (3)       NA   (4)       4.6x          NA

                                                                                          ---------------------------------------
                                                                                               High          4.6x         1.7x
                                                                                               Mean          2.8x         1.7x
                                                                                             Median          1.9x         1.7x
                                                                                                Low          1.8x         1.7x
                                                                                          ---------------------------------------
                     ----------------------------------------------------------
                                          Valuation Metrics
                     ----------------------------------------------------------
                                                                     TRANSACTION
                                      TRANSACTION                    VALUE / AVG.
                     TRANSACTION      VALUE / CY                     DAILY SHARE
 DATE                VALUE / LTM      '00E NET       TRANSACTION     TRADING
ANNOUNCED            NET INCOME        INCOME         VALUE / BOOK    VOLUME
---------            ----------        ------         ------------    ------
09/11/2000               5.4x            NA              3.3x         65.4x
06/05/2000              11.4x           9.8x              NA           6.1x
11/18/1999               8.7x            NA               NA            NA

----------------------------------------------------------------------------
   High                 11.4x           9.8x             3.3x         65.4x
   Mean                  8.5x           9.8x             3.3x         35.7x
 Median                  8.7x           9.8x             3.3x         35.7x
    Low                  5.4x           9.8x             3.3x          6.1x
----------------------------------------------------------------------------


(1) Financial data for Spear Leeds & Kellogg per Prudential equity research, for twelve months ended September 30, 2000.
(2) Financial data for Herzog Heine Geduld per Salomon Smith Barnety equity research, for twelve months ended December 31, 1999 and 2000; Assumes a 40% tax rate.
(3) Assumes Arbitrade's nine months revenue of $74.2 MM and net income of $39.4 MM on an annualized basis.
(4)  Per Autex/BlockDATA; assumes 250 market trading days in one calendar year.


Data Source: SDC Platinum
1/1/96 - 9/28/00


                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

              COMPARABLE M&A ANALYSIS - TRADITIONAL BROKER/DEALERS

                                                                                                                  VALUE OF
    DATE       DATE                                                                                              TRANSACTION
ANNOUNCED    EFFECTIVE   TARGET NAME             TARGET BUSINESS DESCRIPTION   ACQUIROR NAME                       ($MIL)
------------------------------------------------------------------------------------------------------------------------------------
09/28/2000  Pending      Dain Rauscher Corp      Securities brokerage firm         Royal Bank of Canada              $ 1,456.0
07/12/2000  Pending      PaineWebber Group Inc   Investment bank holding co        UBS AG                            $ 20,976.1 (1)
4/28/20000  06/12/2000   JC Bradford & Co        Securities brokerage firm         PaineWebber Group Inc             $ 620.0
02/17/2000  Pending      Tokai Maruman
                          Securities Co          Securities brokerage firm         Tokyo Securities Co Ltd           $ 686.3
09/28/1999  12/10/1999   Hambrecht & Quist
                          Group Inc              Securities brokerage firm         Chase Manhattan Corp, NY          $ 1,368.0
09/28/1999  03/16/2000   Ragen MacKenzie
                          Group Inc              Pvd securities & invest svcs      Wells Fargo & Co, California      $ 259.0
08/31/1999  12/01/1999   OLDE Financial Corp     Securities brokerage firm         H&R Block Inc                     $ 850.0
06/17/1999  08/13/1999   First Marathon Inc      Securities brokerage firm         National Bank of Canada           $ 465.3
04/26/1999  10/01/1999   EVEREN Capital Corp     Securities brokerage firm         First Union Corp, Charlotte, NC   $ 1,444.5  (4)
10/27/1998  04/01/1999   Interstate/Johnson
                          Lane Inc               Investment banking holding co     Wachovia Corp, Winston-Salem, NC  $ 230.0
08/20/1998  12/01/1998   Hilliard-Lyons Inc      Securities brokerage firm         PNC Bank Corp Pittsburgh, PA      $ 275.0
06/22/1998  08/27/1998   Midland Walwyn Inc      Securities brokers, holding co    Merrill Lynch & Co. Inc           $ 806.3

06/12/1998  10/26/1998   McDonald & Co
                          Investments Inc        Investment bank                   KeyCorp, Cleveland, Ohio          $ 577.4
12/15/1997  05/01/1998   Piper Jaffray Cos       Investment bank, holding co       US Bancorp, Minneapolis, MN       $ 767.8
09/24/1997  11/28/1997   Salomon Inc             Investment bank, final advisory   Travelers Group Inc               $ 8,852.1
09/16/1997  02/02/1998   Quick & Reilly
                          Group Inc              Securities brokerage firm         Fleet Financial Group Inc, MA     $ 1,525.5
02/05/1997  05/31/1997   Morgan Stanley
                          Group Inc              Investment bank                   Dean Witter Discover & Co.        $ 10,573.0
04/10/1996  10/15/1996   Waterhouse Investor
                          Services               Discount brokerage holding co     Toronto-Dominion Bank             $ 547.9

                                                                                                 ---------------------
                                                            TARGET       TARGET                    VALUATION METRICS
                                                             NET          NET                    ---------------------
                                                             SALES        INCOME                      TRANSACTION
    DATE       DATE                                          LTM          LTM          BOOK VALUE     VALUE / LTM
ANNOUNCED    EFFECTIVE     TARGET NAME                      ($MIL)       ($MIL)          ($MIL)           SALES
---------------------------------------------------------------------------------------------------------------------
09/28/2000  Pending        Dain Rauscher Corp               $1,091.4       $ 87.2         $ 469.0            1.3x
07/12/2000  Pending        PaineWebber Group Inc            $8,168.2       $ 537.6        $ 3,191.0          2.6x
4/28/20000  06/12/2000     JC Bradford & Co                 $540.0    (2)     NA          $ 178.0            1.1x
02/17/2000  Pending        Tokai Maruman Securities Co      $158.5         $ 5.8               NA            4.3x
09/28/1999  12/10/1999     Hambrecht & Quist Group Inc      $502.5         $ 78.7         $ 78.6             2.7x
09/28/1999  03/16/2000     Ragen MacKenzie Group Inc        $102.4         $ 16.4         $ 28.8             2.5x
08/31/1999  12/01/1999     OLDE Financial Corp              $348.6    (3)  $ 46.6(3)           NA            18.2x
06/17/1999  08/13/1999     First Marathon Inc               $166.6         $ 47.6              NA            2.8x
04/26/1999  10/01/1999     EVEREN Capital Corp              $817.3         $ 69.2         $ 420.0            1.8x
10/27/1998  04/01/1999     Interstate/Johnson Lane Inc      $279.1         $ 14.7         $ 14.2             0.8x
08/20/1998  12/01/1998     Hilliard-Lyons Inc               $197.2            NA               NA            1.4x
06/22/1998  08/27/1998     Midland Walwyn Inc               $473.6         $ 36.0              NA            1.7x
06/12/1998  10/26/1998     McDonald & Co Investments Inc    $333.3         $ 36.8         $ 55.5             1.7x
12/15/1997  05/01/1998     Piper Jaffray Cos                $601.9         $  1.0         $ 84.4             1.3x
09/24/1997  11/28/1997     Salomon Inc                      $8,823.0       $ 767.0        $ 5,088.0          1.0x
09/16/1997  02/02/1998     Quick & Reilly Group Inc         $558.7         $ 86.6         $ 429.0            2.7x
02/05/1997  05/31/1997     Morgan Stanley Group Inc         $13,144        $ 1,029.0      $ 314.7            0.8x
04/10/1996  10/15/1996     Waterhouse Investor Services     $164.9         $ 21.9         $ 81.1             3.3x
                                                                                        --------------------------
                                                                                                 High       18.2x
                                                                                                 Mean        2.9x
                                                                                               Median        1.7x
                                                                                                  Low        0.8x
                                                                                        --------------------------

                                                                -------------------------------------------
                                                                              Valuation Metrics
                                                                -------------------------------------------

                                                               TRANSACTION    TRANSACTION
    DATE       DATE                                             VALUE/LTM       VALUE/      1 DAY    1 WEEK      1 MONTH
ANNOUNCED    EFFECTIVE     TARGET NAME                         NET INCOME        BOOK      PREMIUM   PREMIUM     PREMIUM
----------------------------------------------------------------------------------------------------------------------------
09/28/2000  Pending        Dain Rauscher Corp                    16.7x           3.1x       18.9%      24.0%        18.3%
07/12/2000  Pending        PaineWebber Group Inc                 39.0x           6.6x       47.2%      64.0%        50.8%
4/28/20000  06/12/2000     JC Bradford & Co                       NA             3.5x         NA         NA          NA
02/17/2000  Pending        Tokai Maruman Securities Co            NM              NA        -2.1%      -5.4%        -1.5%
09/28/1999  12/10/1999     Hambrecht & Quist Group Inc           17.4x           17.4x      27.4%      26.2%        30.9%
09/28/1999  03/16/2000     Ragen MacKenzie Group Inc             15.8x           9.0x        8.7%       4.5%        40.8%
08/31/1999  12/01/1999     OLDE Financial Corp                    NA             13.8x        NA         NA          NA
06/17/1999  08/13/1999     First Marathon Inc                    9.8x             NA         0.0%      -5.1%        0.0%
04/26/1999  10/01/1999     EVEREN Capital Corp                   20.9x           3.4x       28.5%      34.1%        52.1%
10/27/1998  04/01/1999     Interstate/Johnson Lane Inc           15.6x           16.2x      -5.9%      12.3%        5.8%
08/20/1998  12/01/1998     Hilliard-Lyons Inc                     NA              NA          NA         NA          NA
06/22/1998  08/27/1998     Midland Walwyn Inc                    22.4x            NA        23.9%      37.2%        37.2%
06/12/1998  10/26/1998     McDonald & Co Investments Inc         15.7x           10.4x       0.7%       2.8%        10.2%
12/15/1997  05/01/1998     Piper Jaffray Cos                      NM             9.1x       25.2%      24.2%        56.0%
09/24/1997  11/28/1997     Salomon Inc                           11.5x           1.7x       21.4%      24.1%        34.6%
09/16/1997  02/02/1998     Quick & Reilly Group Inc              17.6x           3.6x       18.2%      33.1%        69.6%
02/05/1997  05/31/1997     Morgan Stanley Group Inc              10.3x           33.6x      11.1%      12.8%        13.8%
04/10/1996  10/15/1996     Waterhouse Investor Services          25.0x           6.8x       15.2%      19.7%        65.2%
                              ---------------------------------------------------------------------------------------------
                                     High                        39.0x           33.6x      47.2%      64.0%        69.6%
                                     Mean                        18.3x           9.9x       15.9%      20.6%        32.3%
                                   Median                        16.7x           7.9x       18.2%      24.0%        34.6%
                                      Low                         9.8x           1.7x       -5.9%      -5.4%        -1.5%
                              ---------------------------------------------------------------------------------------------

                                                                 ACQUISITION
                                                                 PRICE AS %
    DATE       DATE                                               52-WEEK
ANNOUNCED    EFFECTIVE     TARGET NAME                              HIGH
-----------------------------------------------------------------------------------
09/28/2000  Pending        Dain Rauscher Corp                       110.7%
07/12/2000  Pending        PaineWebber Group Inc                    139.7%
4/28/20000  06/12/2000     JC Bradford & Co                           NA
02/17/2000  Pending        Tokai Maruman Securities Co                NA
09/28/1999  12/10/1999     Hambrecht & Quist Group Inc              112.0%
09/28/1999  03/16/2000     Ragen MacKenzie Group Inc                101.7%
08/31/1999  12/01/1999     OLDE Financial Corp                        NA
06/17/1999  08/13/1999     First Marathon Inc                        71.1%
04/26/1999  10/01/1999     EVEREN Capital Corp                      104.6%
10/27/1998  04/01/1999     Interstate/Johnson Lane Inc               77.6%
08/20/1998  12/01/1998     Hilliard-Lyons Inc                         NA
06/22/1998  08/27/1998     Midland Walwyn Inc                       126.6%
06/12/1998  10/26/1998     McDonald & Co Investments Inc             97.6%
12/15/1997  05/01/1998     Piper Jaffray Cos                        119.2%
09/24/1997  11/28/1997     Salomon Inc                              113.9%
09/16/1997  02/02/1998     Quick & Reilly Group Inc                  94.6%
02/05/1997  05/31/1997     Morgan Stanley Group Inc                 105.1%
04/10/1996  10/15/1996     Waterhouse Investor Services             112.2%
                           --------------------------------------------------
                                    High                            139.7%
                                    Mean                            106.2%
                                  Median                            107.9%
                                     Low                             71.1%
                           --------------------------------------------------


   (1) Assumes 147.8 million common shares and 41.9 million CSEs at $73.50 per share.
   (2) Per CIBC's report, directly informed by PaineWebber; CIBC believes only half of this revenue was from personal investing.
   (3) Revenue and Net Income data for twelve months ended April 30, 1999.
   (4) Assumes 35.2 million common shares and 3.0 million CSEs at $30.53 per share.

   Data Source: SDC Platinum
   1/1/96 - 9/28/00




                                                            [LOGO OF US BANCORP
                                                                  PIPER JAFFRAY]

                                                    A D V A N C I N G  I D E A S






                                   APPENDIX C:

                      POTENTIAL BUYER ACQUISITION HISTORY

ACQUISITION HISTORY - DEUTSCHE BANK

--------------------------------------------------------------------------------
JUNE 28, 2000       Deutsche Bank AG of Germany agreed to acquire a 22.2% stake, in Moneyextra PLC, provider of on-line financial services, from Apax Partners & Co Ltd. Terms were not disclosed
--------------------------------------------------------------------------------
APRIL 27, 2000      Deutsche Bank AG agreed to acquire a 40% stake in Bender
                    Securities, securities broker. Terms were not disclosed.
--------------------------------------------------------------------------------
APRIL 26, 2000      Deutsche Bank AG of Germany increased its holding to 90.59%
                    from 89.2% by acquiring shares, in Polish bank Bank
                    Wspolpracy Regionalnej SA, for $240,000, via its tender
                    offer to acquire the remaining shares.
--------------------------------------------------------------------------------
MARCH 29, 2000      Deutsche Bank AG raised its stake to 16.3% in National
                    Discount Brokers Group Inc. by acquiring 3.278 million
                    common shares. The total transaction value is approximately
                    $136 million.
--------------------------------------------------------------------------------
MARCH 17, 2000      Deutsche Bank AG acquired an undisclosed majority interest in Germany company Fuerst Fugger International Trade
                    Management GmbH, a provider of trade management services.
                    Terms were not disclosed.
--------------------------------------------------------------------------------
MARCH 9, 2000       Dresdner Bank AG withdrew its plans to merge with Deutsche
                    Bank AG. The merger was to be a merger of equals via a stock swap transaction. Dresdner was to have held 36% of the
                    combined and restructured entity, with Deustche Bank holding the remaining 64%. Dresdner's stake was valued at an
                    estimated $29 billion. Dresdner Bank AG's board decided
                    unanimously to abandon the merger due to persistent conflict with Deutsche Bank regarding the divestiture of Dresdner
                    Kleinwort Benson, the investment banking arm of Dresdner
                    Bank AG.
--------------------------------------------------------------------------------
JANUARY 24, 2000    Deutsche Bank announced that it has raised its stake in
                    Greek bank Ergobank S.A., Athens, to 9.99% by purchasing a further 4.99% interest for $204.3 million from EFG
                    Consolidated Holdings S.A. The total transaction value was
                    1.3x Ergobank's net income (LTM).
--------------------------------------------------------------------------------
DECEMBER 20, 1999   Deutsche Bank AG acquired a 50% interest in German company
                    PAGO International Transaktion GmbH & Co KG, a unit of the
                    BHS Holding subsidiary of Metro Holding AG's Metro AG unit.
                    PAGO is a provider of ecommerce information services. Terms were not disclosed.
--------------------------------------------------------------------------------
NOVEMBER 11, 1999   Deutsche Bank AG acquired a 9.74% stake in the consortium
                    that owns a 54.4% controlling interest in Tradepoint
                    Financial Networks PLC. Tradepoint is an open market for
                    U.K. securities. Terms were not disclosed.
--------------------------------------------------------------------------------
OCTOBER 25, 1999    Deutsche Bank AG acquired the Dutch Auction business of
                    Chase Manhattan Corp. Terms were not disclosed.
--------------------------------------------------------------------------------
OCTOBER 5, 1999     Deutsche Bank AG of Germany acquired an 89.2% interest in
                    Polish bank Wspolpracy Regionalny (BWR), via a capital
                    increase valued $ 57.6 million.
--------------------------------------------------------------------------------
SEPTEMBER 16, 1999  Deutsche Bank SpA, a unit of Deutsche Bank AG, acquired a
                    57.23% interest in Fraer Leasing from Caer Group. Fraer
                    Leasing provides financial leasing services. Terms were not disclosed.
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JUNE 8, 1999        Deutsche Bank AG acquired a 5% stake in Ergobank SA from EFG
                    Eurobank SA, a majority-owned unit of Latsis International
                    Group's Consolidated Eurofinance Holdings unit for $240.7
                    million. Concurrently, EFG Eurobank raised its interest in
                    Ergobank to 15.57% and announced a tender offer to increase its interest further. The transaction value was 1.8x
                    Ergobank's net income (LTM).
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MAY 13, 1999        Deutsche Bank AG acquired the remaining 50% interest, which it did not already own, in TransAtlantic Capital Co LLC.
                    TransAtlantic is a mortgage security finance company. Terms were not disclosed.
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ACQUISITION HISTORY - DEUTSCHE BANK
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   APRIL 29, 1999              Deutsche Bank AG increased its stake to 13% from
                               9.9% in Polish bank BIG Bank Gdanski by acquiring
                               additional shares in open market transactions.
                               Terms were not disclosed.
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   APRIL 14, 1999              Deutsche Bank agreed to acquire a 20% stake in
                               Italian Bank Cassadi Risparmio di Asti. Terms
                               were not disclosed.
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   APRIL 12, 1999              Deutsche Bank AG acquired a 9.9% stake in Polish
                               bank BIG Bank Gdanski SA in open market
                               transactions. Terms were not disclosed.
--------------------------------------------------------------------------------
   MARCH 3, 1999               Morgan Grenfell Private Equity Ltd, a unit of
                               Deutsche Bank AG, acquired Neda. Neda is a
                               domestic and international wholesale trading
                               company. Terms were not disclosed.
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   FEBRUARY 4, 1999            Deutsche Bank AG acquired a 41% stake in Newcourt
                               Credit Group USA Inc, a unit of Newcourt Credit
                               Group Inc (NCG). Subsequently, CIT Group Inc
                               agreed to acquire NCG in a stock swap
                               transaction. Newcourt Credit is a provider of
                               investment management services. Terms were not
                               disclosed.
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   JANUARY 6, 1999             Deutsche Bank AG acquired a 0.75% stake in
                               Italian bank Unicredito Italiano from Cariverona
                               (0.7%) and Cassamarca (0.05%). Terms were not
                               disclosed.
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   DECEMBER 1, 1998            Deutsche Bank AG acquired a 10% stake in EFG
                               Eurobank SA, a unit of Latsis International
                               Group. Terms were not disclosed.
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   NOVEMBER 30, 1998           Deutsche Bank AG acquired all the outstanding
                               common stock of BankersTrust New York Corp, a
                               bank holding company, for $ 93 per share in cash
                               (approximately $9.1 billion).
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   JULY 8, 1998                Deutsche Bank acquired a 4.5% in Banca
                               Commerciale Italiana, a bank holding company, for
                               a total value of $ 422.8 million in open market
                               and privately negotiated transactions. The
                               transaction value was 1.7x Banco Commerciale's
                               net income (LTM).
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   JULY 2, 1998                Deutsche Bank acquired Credit Lyonnais Belgium, a
                               unit of French majority state-owned Credit
                               Lyonnais SA $593.812 million in cash. Upon completion, Credit Lyonnais Belgium was renamed
                               Deutsche Bank SA/NV.
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ACQUISITION HISTORY - CITIGROUP

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   SEPTEMBER 13, 2000          Salomon Smith Barney, a member of Citigroup,
                               announced an agreement to purchase Geneva Group, Inc., which owns and operates The Geneva Companies, a U.S. financial advisory firm specializing in the sale of privately-held, middle market companies. Terms were not disclosed.
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   SEPTEMBER 6, 2000           Citigroup will acquire Associates First Capital
                               Corp., a consumer finance company, in a merger under which Associates shareholders will receive Citigroup common stock. Based on closing prices on September 5, 2000, the value of the transaction to Associates shareholders is approximately $31.1 billion. The transaction is expected to close on or about year end, and will be accounted for using the pooling-of-interests method. The transaction value was 20.6x of Associate's net income (LTM).
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   AUGUST 15, 2000             Citigroup announced an agreement to purchase AST
                               StockPlan Inc., an independent, full-service
                               provider of stock benefit plan services. AST
                               currently services over 545 corporate clients, providing stock benefit administration to more than 645,000 participants, with a focus on high tech companies. AST StockPlan will remain a separate entity servicing its current clients. Financial terms were not disclosed.
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   MAY 15 1999                 Citigroup Inc. increased its holdings in Polish
                               bank Handlowy SA to 66% for a total value of
                               $610.92 million via a tender offer. The
                               transaction value was 5.6x of Handlowy's net
                               income (LTM).
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   MAY 5, 2000                 Citigroup Inc. planned to acquire a 15% stake
                               each of Fubon Securities Co. Ltd., a securities brokerage firm, Fubon Insurance Co. Ltd., an insurance company, Fubon Commercial Bank, Fubon Life Insurance and Fubon Asset Management, a provider of fund management services. The five transactions have a combined value of $750 million.
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   APRIL 6, 2000               Citigroup announced that it has increased the
                               purchase price being offered in its cash tender offer for all the publicly-held shares of Travelers Property Casualty, from $41.50 to $41.95 per share in cash. The cash consideration for shares purchased in the subsequent merger will likewise be increased. All those who have previously tendered their shares in connection with the tender offer will receive the higher price for their shares.
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   MARCH 21, 1999              Citigroup Inc. completed its tender offer to
                               acquire the remaining 15% stake that it did not already own in Travelers Property Casualty Corp. bringing the transaction value to a total of $2.449 billion. The transaction value is 1.7x of Traveler's Property Casualty Corp.'s net income
                               (LTM).
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   JANUARY 18, 2000            Salomon Smith Barney Holdings, a unit of
                               Citigroup Inc.'s Travelers Group, acquired the worldwide investment banking business of Schroders PLC for $2.21 billion in cash.
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   DECEMBER 3, 1999            Citibank Mexico SA, a majority-owned unit of
                               Citicorp's Citibank subsidiary, exercised its option to raise its interest to 91% in Afore Garante, a Mexican closed-end investment fund, by acquiring shares for $179 million.
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   NOVEMBER 1, 1999            Citigroup announced that it has reached an
                               agreement to acquire 19% of Nikko Beans, Inc, an online securities firm, as part of a strategic alliance with the Tokyo-based firm recently formed to offer financial services to consumers via E-commerce. Terms were not disclosed.
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   AUGUST 19, 1999             Salomon Smith Barney Inc., a unit of Citigroup
                               Inc.'s Travelers Group Inc. subsidiary, raised its interest in KEB Salomon Smith Barney Securities, a Korean securities brokerage firm, to 80% by acquiring a 30% stake from its joint venture partner Korea Exchange Bank. Terms were not disclosed.
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ACQUISITION HISTORY - CITIGROUP

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   AUGUST 17, 1999             An investor group including e-Citi, a unit of
                               Citigroup Inc., acquired a 40% stake in 724
                               Solutions Inc. 724 Solutions Inc. provides an
                               Internet infrastructure solution to financial
                               institutions that enables them to offer
                               personalized and secure on line banking,
                               brokerage and e-commerce services across a wide
                               range of Internet-enabled wireless and consumer
                               electronic devices. Further terms were not
                               disclosed.
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   APRIL 7, 1999               Citicorp International Finance Corp of the US, a
                               unit of Citigroup's Citibank NA subsidiary,
                               agreed to acquire a 7.328% stake in Turkish
                               investment firm Merko Gida Sanayi Ve Ticaret AS.
                               Terms were not disclosed.
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   MARCH 23, 1999              Citigroup announced that Commercial Credit, a
                               Citigroup affiliate, signed an agreement to
                               acquire a $558 million loan portfolio and 128
                               consumer finance branch offices from Associates
                               First Capital Corporation. The Company also
                               announced Citibank completed the acquisition of
                               Santiago, Chile-based Financiero Atlas, a
                               consumer finance company with 65 branches
                               throughout Chile and $460 million in assets.
                               Separately, Citigroup announced the completion of
                               the sale of its Newbridge Securities unit, a
                               correspondent securities business, to Donaldson,
                               Lufkin & Jenrette. Terms of the acquisitions, as
                               well as the divestiture, were not disclosed.
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   NOVEMBER 17, 1998           Citibank NA, a unit of Citicorp, agreed to
                               acquire the entire share capital of Financiera
                               Atlas, a provider of financial services, for $
                               69.15 million. Related thereto, on December 20,
                               1998, Citibank NA acquired a 99.9% interest in
                               Atlas Corredores de Seguros SA, a securities
                               brokerage firm, for $13.16 million. Further terms
                               were not disclosed.
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   OCTOBER 9, 1998             Citibank Argentina, a unit of Citigroup Inc.,
                               acquired Provencred from Banco Mayo Cooperative
                               Ltda for $90 million. Provencred is a provider of
                               credit card services.
--------------------------------------------------------------------------------
   SEPTEMBER 10, 1998          Citibank NA, a unit of Citicorp, acquired a 19.9%
                               stake in Bhutan state-owned Bhutan National Bank.
                               Terms were not disclosed.
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   MAY 29, 1998                Salomon Smith Barney Holdings, a unit of
                               Travelers Group Inc., acquired a 9.5% stake in
                               Nikko Securities Co. Ltd. for $504 million in a
                               privately negotiated transaction. Concurrently,
                               Salomon acquired newly issued convertible bonds
                               in Nikko Securities for $1 billion, raising its
                               stake in Nikko Securities to 25%. Nikko
                               Securities merged its capital markets and
                               international businesses with the Japanese
                               business of Salomon.
--------------------------------------------------------------------------------
   MAY 6, 1998                 Citibank, a unit of Citicorp, acquired Abaco
                               Grupo Financiero, a bank and provider of lending
                               services. Terms were not disclosed.
--------------------------------------------------------------------------------
   APRIL 6, 1998               Travelers Group Inc. merged with Citigroup to
                               form Citigroup Inc. in a merger-of-equals stock
                               swap transaction valued at $ 72.558 billion. The
                               transaction was accounted for as a pooling of
                               interest. The transaction value was 19.8x of
                               Citicorp's net income (LTM).
--------------------------------------------------------------------------------
   FEBRUARY 9, 1998            Salomon Smith Barney Holdings, a unit of
                               Travelers Inc, acquired the Australian and New
                               Zealand securities and investment banking business of County NatWest Ltd (CNW), a unit of National Westminster Bank, for an estimated $87 million. Upon completion, CNW was renamed Salomon
                               Smith Barney Australia.
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